UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2005

CTI Molecular Imaging, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-49867	62-1377363

(Commission File Number)	(IRS Employer Identification Number)

810 Innovation Drive, Knoxville, TN	37932

(Address of Principal Executive Offices)	(Zip Code)

(865) 218-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1–Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

     On February 1, 2005, CTI Molecular Imaging, Inc. (“CTI”) entered into a Change in Control Agreement (the “Change in Control Agreement”) with Joseph C. Sardano, CTI’s Senior Vice President of Sales & Marketing. The Change in Control Agreement is designed to be a “springing” employment agreement that becomes effective only upon a “change of control” (as defined therein) that occurs during the term of the Change in Control Agreement, which is three years with automatic one-year extensions. Upon a change of control, Mr. Sardano begins a two-year employment period, during which he will be entitled to his pre-change of control position, authority, duties, office location, salary, bonus and benefits. If Mr. Sardano is terminated without cause or resigns for “good reason” (as defined therein) during this two-year period, he will receive certain severance benefits, including:

•	An amount equal to two times his salary and target bonus for the year of termination (Mr. Sardano’s current annual base salary is $262,000);

•	Continued health and welfare insurance coverage for a period of one to three years; and

•	Full vesting of his outstanding options and other equity awards.

     If Mr. Sardano resigns other than for “good reason” between one and two years after the change in control, he will receive pro rata severance benefits and insurance coverage based on the number of months then remaining in the original 24-month employment period, but his resignation will not result in acceleration of vesting of his equity awards.

     In the event that a change in control occurs and the provisions of the Change in Control Agreement become effective, the term and provisions of the Employment Agreement dated as of April 27, 2004 between CTI and Mr. Sardano will be “tolled”, and will resume in full upon the expiration of the two-year employment period provided in the Change in Control Agreement.

Section 9– Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The exhibits filed as part of this report are listed on the attached Exhibit Index, which begins on page 3 of this Current Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI MOLECULAR IMAGING, INC.
	By:	/s/ Ronald Nutt, Ph.D.
Ronald Nutt, Ph.D.
Date: March 31, 2005		President & Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description
10.1	Change in Control Agreement dated February 1, 2005, between CTI Molecular Imaging, Inc. and Joseph C. Sardano.

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